Other Non-Current Assets (Details) - Schedule of Other Non Current Assets - Other Noncurrent Assets [Member] - CNY (¥) ¥ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Other Non-Current Assets (Details) - Schedule of Other Non Current Assets [Line Items]
Equity investments without readily determinable fair value		¥ 31,892	¥ 11,400
Long-term hybrid instrument		125,000
Amount due from a third party	[1]	30,359
Contingent considerations		13,461
Receivables from certain shareholders as guarantee deposit due to business combinations		33,373
Others		4,597
Less: Allowance for current expected credit losses		(2,930)
Other non-current assets		¥ 235,752	¥ 11,400

[1]	Amount represented a term-loan (matures in September 2028) to a third party of RMB30,000 and corresponding interest receivable RMB359 as of December 31, 2023. The loan bears interest rate 4.5% per annum and is guaranteed by the ultimate controlling owner of the borrower, whom is jointly liable.